Exhibit 10.93

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106659R3

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1.Definitions.
1.1[****].
1.2Covered Aircraft shall mean those Aircraft identified on Table 1R12, Table 1-2, and Table 1-3R6 to the Purchase Agreement (as may be amended from time to time), any [****] pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652 entitled “[****]” and any [****] in which Customer exercises its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651R2 entitled “[****]”.
1.3Performance Period shall mean [****]. The Performance Period [****].
1.4Promotional Support shall mean mutually agreed marketing and promotion programs that [****], such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.
1.5Qualifying Third Party Fees shall mean [****] during the Performance Period to [****] for [****] the Performance Period.
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2.Commitment.
[****].
3.Methods of Performance.
3.1[****].
3.2[****].
3.3[****].
4.Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.
5.Supplemental Agreement.

This amended Letter Agreement will be added at the next available supplemental agreement to the Purchase Agreement. For the avoidance of doubt, the parties agree that regardless of when this amended Letter Agreement is incorporated into the Purchase Agreement via a supplemental agreement, this amended Letter Agreement is effective and in full force and effect upon execution by both parties (and such effective date is memorialized on the signature page below).
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
7.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
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(Intentionally Left Blank)

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Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 2, 2021

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

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